Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OR 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Alphatec Holdings, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report for the quarter ended June 30, 2008 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2008	/s/ DIRK KUYPER
Dirk Kuyper
President and Chief Executive Officer
(principal executive officer of the Company)

Dated: August 6, 2008	/s/ PETER C. WULFF
Peter C. Wulff
Chief Financial Officer, Vice President and Treasurer
(principal financial and accounting officer of the Company)